QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.39

RODMAN & RENSHAW, LLC
Serving Emerging Growth Sectors for Over 50 Years
December 1, 2006

CONFIDENTIAL

Edward Taylor
Vice President of Finance, Chief Financial Officer
Biomira Inc.
2011-94th. Street
Edmonton, AB T6N 1H1, Canada

Dear Mr. Taylor:

        This letter (the "Agreement") constitutes the agreement between Rodman & Renshaw, LLC ("R&R" or the "Placement Agent") and Biomira Inc. (the "Company"), that R&R shall serve as the exclusive placement agent for the Company, on a "reasonable best efforts" basis, in connection with the currently proposed placement to one or more investors to which R&R introduces the Company on or before December 31, 2006 (the "Placement") of registered securities (the "Securities") of the Company, including shares (the "Shares") of the Company's common shares (the "Common Shares"). For the avoidance of doubt, the term "Placement" shall not include the sale or proposed sale by the Company of Securities after January 31, 2007. The terms of such Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a "Purchaser" and collectively, the "Purchasers") and nothing herein constitutes that R&R would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the "Transaction Documents." The date of the closing of the Placement shall be referred to herein as the "Closing Date." The Company expressly acknowledges and agrees that R&R's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by R&R to purchase the Securities and docs not ensure the successful placement of the Securities or any portion thereof or the success of R&R with respect to securing any other financing on behalf of the Company.

        SECTION 1.    Compensation and other Fees.

        As compensation for the services provided by R&R hereunder, the Company agrees to pay to R&R:

          (A)  The fees set forth below with respect to the Placement:

            a)    A cash fee payable immediately upon the closing of the Placement and equal to 4% of the aggregate gross proceeds raised in the Placement.

            b)    Warrants to purchase that number of Common Shares equal to 1% of the aggregate number of Shares sold in the Placement. Such warrants shall have the same terms as the warrants (if any) issued to the Purchasers in the Placement except that such warrants shall not be transferable except as permitted by NASD Rule 2710(g)(l).

          (B)  The Company also agrees to reimburse R&R's expenses (with supporting invoices/receipts) up to a maximum of $10,000. Such reimbursement shall be payable immediately upon (but only in the event of) the closing of the Placement.

        SECTION 2.    REGISTRATION STATEMENT.

        The Company represents and warrants to, and agrees with, the Placement Agent that:

          (A)  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form F-10 (Registration File No. 333-137342) under the Securities Act of 1933, as amended (the "Securities Act"), which became effective on September 29, 2006, for the registration under the Securities Act of the Securities. At the time of such filing, the Company met the requirements of Form F-10 under the Securities Act. Such registration statement meets the requirements set forth in Form F-10 under the Securities Act. The Company will file with the Commission pursuant to General Instruction II.L of Form F-10, and the rules and regulations (the "Rules and Regulations") of the Commission promulgated under the Securities Act, a supplement to the form of prospectus included in such registration statement relating to the placement of the Shares and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Base Prospectus"; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to General Instruction II.L of Form F-10 (including the Base Prospectus as so supplemented) is hereinafter called the "Prospectus Supplement." Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the "Incorporated Documents") pursuant to Item 4 of Form F-10 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described," "referenced," "set forth" or "stated" in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company's knowledge, is threatened by the Commission.

          (B)  The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply or will comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Canadian securities laws, rules and regulations, and none of such documents, when they were filed with the applicable Canadian securities commissions, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been or will not be described or filed as required.

          (C)  The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

        SECTION 3.    REPRESENTATIONS, WARRANTIES AND COVENANTS.    The Company agrees that it will perform and comply with the covenants and other obligations set forth in the purchase agreement and related transaction documents between the Company and the investors in the Offering, and that the Placement Agent will be entitled to rely on the representations, warranties, agreements and covenants of the Company contained in such purchase agreement and related transaction documents as if such representations, warranties, agreements and covenants were made directly to the Placement Agent by the Company. Additionally, the Company makes the following representations and warranties to the Company:

          (A)  Regulation M Compliance.    The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities (other than for the placement agent's placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (B)  Approvals.    Subject to compliance with the requirements of the Toronto Stock Exchange, the issuance and listing on the Nasdaq Global Market of the Shares requires no further approvals, including but not limited to, the approval of shareholders.

          (C)  NASD Affiliations.    There are no affiliations with any NASD member firm among the Company's officers, directors or, to the knowledge of the Company, any five percent (5%) or greater shareholder of the Company, except as set forth in the Base Prospectus.

        SECTION 4.    INDEMNIFICATION.    The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the "Indemnification") attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

        SECTION 5.    ENGAGEMENT TERM.    R&R's engagement hereunder will be for the period of 5 days from and after approval of the terms of this Agreement by the NASDR Regulation Corporation Financing Department under NASD Rule 2710 as described in Section 8(K). The engagement may be terminated by either the Company or R&R at any time upon 5 days' written notice. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Company's obligations to pay fees and reimburse expenses contained herein and the Company's obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement. R&R agrees not to use any information concerning the Company provided to them by the Company for any purposes other than those contemplated under this Agreement unless such information is publicly available. During the engagement term, R&R agrees with and covenants to the Company that its service to the Company in connection with the Placement will comply in all material respects with R&R's obligations pursuant to the Securities Act, the Rules and Regulations, the Exchange Act, the rules and regulations of the Commission promulgated under the Exchange Act, NASD regulations and other applicable law.

        SECTION 6.    R&R INFORMATION.    The Company agrees that any information or advice rendered by R&R in connection with this engagement is for the confidential use of the Company only in its evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without R&R's prior written consent.

        SECTION 7.    NO FIDUCIARY RELATIONSHIP.    This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that R&R is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of R&R hereunder, all of which are hereby expressly waived.

        SECTION 8.    CLOSING.    The obligations of the Placement Agent, and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

          (A)  No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

  Any filings required to be made by the Company in shall have been timely filed with the Commission.

          (B)  The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (C)  All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (D)  The Placement Agent shall have received from outside counsel to the Company such counsel's written opinion, addressed to the Placement Agent and the Purchasers dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

          (E)  Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest financial statements included or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and (ii) since such date there shall not have been any change in the share capital (other than as a result of the exercise of options granted under the Company's employee benefit plans) or long-term debt of the Company or any of its Subsidiaries or any change in or affecting the business, general affairs, management, financial position, shareholders' equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

          (F)  The Common Shares are registered under the Exchange Act and, as of the Closing Date, the Shares shall be listed and admitted and authorized for trading on Nasdaq, and satisfactory evidence of such actions shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Shares under the Exchange Act or delisting or suspending from trading the Common Shares from Nasdaq, nor has the Company received any information suggesting that the Commission or Nasdaq is contemplating terminating such registration or listing.

          (G)  Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States,

  (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

          (H)  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company.

          (I)   The Company shall have prepared and filed with the Commission a Current Report on Form 6-K with respect to the Placement, including as an exhibit thereto this Agreement.

          (J)   The Company shall have entered into subscription agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed between the Company and the Purchasers.

          (K)  The NASD shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent's counsel to make on the Company's behalf, an Issuer Filing with the NASDR, Inc. Corporate Financing Department pursuant to NASD Rule 2710 with respect to the Registration Statement and pay all filing fees required in connection therewith.

          (L)  Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

        All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

        SECTION 9.    Governing Law.    This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

        SECTION 10.    Entire Agreement/Misc.    This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in roll force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both R&R and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, for a period of two years, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

        SECTION 11.    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by a recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

        Please confirm that the foregoing correctly sets forth our agreement by signing and returning to R&R the enclosed copy of this Agreement.

Very truly yours,
RODMAN & RENSHAW, LLC
		By:	/s/ John Borer Name: John Borer Title: CEO
Address for notice: 1270 Avenue of the Americas, 16th Floor New York, NY, 10020
Accepted and Agreed to as of the date first written above:
BIOMIRA INC.
By:	/s/ Edward A. Taylor Edward A. Taylor Vice President & CFO
Address for notice:

ADDENDUM A

INDEMNIFICATION PROVISIONS

        In connection with the engagement of Rodman & Renshaw, LLC ("R&R") by Biomira Inc. (the "Company") pursuant to a letter agreement dated December 1, 2006, between the Company and R&R, as it may be amended from time to time in writing (the "Agreement"), the Company hereby agrees as follows:

        1.     To the extent permitted by law, the Company will indemnify R&R and its affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to the Agreement, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from R&R's misconduct or negligence in performing the services described herein; and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Base Prospectus, the Prospectus Supplement or any amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by R&R expressly for use therein.

        2.     Promptly after receipt by R&R of notice of any claim or the commencement of any action or proceeding with respect to which R&R is entitled to indemnity hereunder, R&R will notify the Company in writing of such claim or of the commencement of such action or proceeding, and the Company will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to R&R and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, R&R will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if counsel for R&R reasonably determines that it would be inappropriate under the applicable roles of professional responsibility for the same counsel to represent both the Company and R&R due to an actual conflict of interest between the Company and R&R with respect to the subject matter of such claim. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company. The Company will have the exclusive right to settle the claim or proceeding provided that the Company will not settle any such claim, action or proceeding without the prior written consent of R&R, which will not be unreasonably withheld.

        3.     The Company agrees to notify R&R promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by the Agreement.

        4.     If for any reason the foregoing indemnity is unavailable to R&R or insufficient to hold R&R harmless, then the Company shall contribute to the amount paid or payable by R&R as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and R&R on the other, but also the relative fault of the Company on the one hand and R&R on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, R&R's share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by R&R under the Agreement (excluding any amounts received as reimbursement of expenses incurred by R&R).

        5.     These Indemnification Provisions shall remain in full force and effect whether or not the transaction contemplated by the Agreement is completed and shall survive the termination of the

Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under the Agreement or otherwise.

RODMAN & RENSHAW, LLC
		By:	/s/ John Borer Name: John Borer Title: CEO
Address for notice: 1270 Avenue of the Americas, 16th Floor New York, NY 10020
Accepted and Agreed to as of the date first written above:
BIOMIRA INC.
By:	/s/ Edward A. Taylor Edward A. Taylor Vice President & CFO

2

QuickLinks

ADDENDUM A INDEMNIFICATION PROVISIONS